UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 25, 2021

Date of Report (Date of earliest event reported)

CYNERGISTEK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (DE)

(State or other jurisdiction of incorporation)

000-27507	37-1867101
(Commission File Number)	(I.R.S. Employer Identification No.)

11940 Jollyville Road, Suite 300-N

Austin, Texas  78759

(Address of principal executive offices)

(512) 402-8550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CTEK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01Other Events.

On July 25, 2021, the board of directors of CynergisTek, Inc. (the “Company”), established October 13, 2021, as the date of the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”).  The Company will publish additional details regarding the exact time, location, and matters to be voted on at the 2021 Annual Meeting in the Company’s definitive proxy statement for the 2021 Annual Meeting. This date represents a change of more than 60 days from the anniversary date of the Company’s 2020 annual meeting of stockholders held on June 15, 2020.  As a result, the deadlines for stockholders to submit proposals and nominations of directors for the 2021 Annual Meeting as set forth in the Company’s definitive proxy statement for its 2020 annual meeting of stockholders are no longer effective.

Under the Company’s Bylaws, for stockholder proposals and director nominations to be presented at the 2021 Annual Meeting (other than by means of inclusion of a stockholder proposal in the proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is described below), the Company must receive proper written notice at the Company’s principal executive offices (as set forth below) no later than close of business on August 9, 2021. The notice must include all of the information required by the Bylaws.

Stockholder proposals intended for inclusion in the Company’s definitive proxy statement for the 2021 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received at the Company’s principal executive office no later than close of business on August 9, 2021 (which the Company believes is a reasonable time before it begins to print and send its proxy materials). Any such proposal must also meet the requirements set forth in the rules and regulations of the Exchange Act in order to be eligible for inclusion in the proxy materials for the 2021 Annual Meeting.

All such proposals and nominations must be in writing and addressed to the Secretary of the Company at 11940 Jollyville Road, Suite 300-N, Los Angeles, Austin, Texas 78759, Attn: Paul T. Anthony, Chief Financial Officer and Corporate Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNERGISTEK, INC.

Date:	July 27, 2021
By:	/s/ Paul T. Anthony
Name:	Paul T. Anthony
Title:	Chief Financial Officer